                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2000



                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         MARYLAND                        1-9524                  33-0204126
----------------------------     -----------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                 -----------------------------------------------
                 (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL
                        YEAR, IF CHANGED SINCE LAST REPORT )

ITEM 5.  OTHER EVENTS.

         On August 4, 2000, Burnham Pacific Properties, Inc. (the "Company") issued a press release announcing that it is in negotiations with certain of its preferred stockholders that are affiliates of Westbrook Partners with respect to a proposed agreement. A copy of that press release is being filed herewith as
Exhibit 99.1.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                DESCRIPTION

99.1                       Press release of the Company dated August 4, 2000.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                         BURNHAM PACIFIC PROPERTIES, INC.



Dated:  August 4, 2000                   By: /s/ DANIEL B. PLATT
                                             -------------------------------
                                         Name:      Daniel B. Platt
                                         Title:  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION

99.1                      Press release of the Company dated August 4, 2000.